SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                             June 20, 2001
               ----------------------------------------------------------------

Date of earliest event reported:            June 20, 2001
                                -----------------------------------------------



                              Weiner's Stores, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                                0-23671                   76-0355003
-------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
of Incorporation)                                          Identification No.)


6005 Westview Drive, Houston, Texas                                  77055
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code   (713) 688-1331
                                                    ---------------------------


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)      Exhibits.

     Exhibit number        Description
     --------------        -----------
         99.1              Certificate of Compliance and certain financial
                           statements contained in the Registrant's report, dated June 20, 2001, to the United States Trustee


Item 9.  Regulation FD Disclosure
         ------------------------

        The Registrant hereby incorporates by reference into this Item 9 the Certificate of Compliance, dated June 20, 2001, and the following financial statements contained in the report filed by the Registrant on June 20, 2001 with the United States Trustee in connection with the Registrant's reorganization under chapter 11 of the Bankruptcy Code, all of which are attached as Exhibit
99.1 hereto and which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed:

         o Statement of Operations for the month and years ended May 2001 and May 2000;

         o Balance Sheets for May 2001, the year ended January 2001 and May 2000; and

         o        Statements of Cash Flows for the months ended May 2001 and May
                  2000.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WEINER'S STORES, INC.


                              By: /s/ Michael S. Marcus
                                 ------------------------------------------
                                    Michael S. Marcus
                                    Vice President, Chief Financial Officer,
                                    Treasurer and Secretary

Dated: June 20, 2001

                                  EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------

         99.1 Certificate of Compliance and certain financial statements contained in the Registrant's report, dated June 20, 2001, to the United States Trustee